Exhibit 10.1.3

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement (this “Second Amendment”) is entered into as of the 1st day of October, 2003 (the “Effective Date”), by and among Patina Oil & Gas Corporation, a Delaware corporation (“Borrower”), Bank One, NA, as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of January 28, 2003, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 1, 2003 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower and provided certain other credit accommodations to Borrower; and

WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects and (ii) consent to certain transactions more particularly described herein, and subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests; and

WHEREAS, Borrower desires to increase the Total Commitment to $500,000,000; and

WHEREAS, the parties desire to affirm and establish a Borrowing Base of $500,000,000 to be effective as of October 1, 2003 and continuing until the first Determination thereafter.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the definitions of “CEI,” “CEP,” “Cordillera Acquisition,” “Cordillera Acquisition Agreement,” and “Second Amendment” which shall read in full as follows:

“CEI” means (a) prior to the CEI Name Change (as defined in the Second Amendment), Cordillera Energy, Inc., a Colorado

corporation, and (b) from and after the CEI Name Change, Patina San Juan, Incorporated, a Colorado corporation, which, from and after the date of the Cordillera Acquisition, shall be a Restricted Subsidiary.

“CEP” means Cordillera Energy Partners, LLC, a Texas limited liability company.

“Cordillera Acquisition” means the acquisition by Borrower from CEP, on or prior to October 1, 2003, of (i) 100% of the Equity of CEI and (ii) the other Assets (as defined in the Cordillera Acquisition Agreement).

“Cordillera Acquisition Agreement” means that certain Purchase and Sale Agreement, and any amendment or modification thereto, dated as of August 25, 2003 between Borrower, as purchaser thereunder, and CEP, as seller thereunder, pursuant to which the Cordillera Acquisition is consummated.

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of October 1, 2003 among Borrower, Administrative Agent and Banks.

1.2 Amendment to Definition. The definition of “Loan Papers” contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

“Loan Papers” means this Agreement, the Notes, the First Amendment, the Second Amendment, each Restricted Subsidiary Guarantee now or hereafter executed, each Restricted Subsidiary Pledge Agreement now or hereafter executed, the Existing Mortgages (as amended by the Assignments and Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Assignments and Amendments to Mortgages, any and all other assignments and/or amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3 Amendment to Acquisitions Covenant. Section 10.13 of the Credit Agreement shall be amended to read in full as follows:

“SECTION 10.13 Acquisitions. Other than the Cordillera Acquisition, Borrower will not, nor will Borrower permit any of its Restricted Subsidiaries to, acquire, in a single transaction or a series of related transactions, all or substantially all of the assets or capital stock (or other outstanding equity interests of any Person) or all or substantially all of the assets comprising a division of any Person; provided, that nothing contained in this Section 10.13 shall prohibit Borrower or any Restricted Subsidiary of Borrower from making any acquisition of assets consisting of oil and gas properties or any other acquisition which is also a Permitted Investment.”

1.4 Revised Schedules. Schedule 2.1 and Schedule 8.15 attached hereto shall modify and replace in their entirety the existing Schedule 2.1 and Schedule 8.15 to the Credit Agreement.

Section 2. Consent to Cordillera Acquisition. Borrower has requested that Banks consent to the consummation of the Cordillera Acquisition (as such term is defined in the Credit Agreement as amended by this Second Amendment). In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Second Amendment, and subject to the conditions precedent set forth in Section 5 hereof, Banks hereby consent to the consummation of the Cordillera Acquisition pursuant to, and in accordance with, the terms of the Cordillera Acquisition Agreement (a true, correct and complete copy of which Borrower has provided to Administrative Agent). The consent contained in this Section 2 is limited solely to the consummation of the Cordillera Acquisition. Nothing contained herein shall be deemed (a) a consent to any action other than the consummation of the Cordillera Acquisition, or (b) a waiver of any provision of the Credit Agreement or any other Loan Papers. In addition, such consent is a limited, one-time consent, and nothing contained herein shall obligate Banks to grant any additional or future consent with respect to, or in connection with, any provision of any Loan Paper.

Section 3. Consent to Name Change of CEI. Borrower has advised Administrative Agent and Banks that CEI intends to change its name to Patina San Juan, Incorporated (the “CEI Name Change”) on or prior to October 31, 2003 (the actual date on which the CEI Name Change occurs and is effectuated is hereinafter referred to as the “CEI Name Change Date”). The CEI Name Change will violate certain provisions of the Credit Agreement and other Loan Papers, and Borrower has requested that Administrative Agent and Banks consent to the CEI Name Change and waive any inconsistent provisions of the Credit Agreement or other Loan Papers with respect thereto. Administrative Agent and Banks hereby consent to the CEI Name Change and waive any inconsistent provisions of the Credit Agreement and other Loan Papers so long as the CEI Name Change occurs on or before October 31, 2003. In addition, Borrower hereby covenants that, within ten (10) Domestic Business Days after the CEI Name Change Date, it will deliver to Administrative Agent (a) evidence reasonably satisfactory to Administrative Agent, including all necessary filings filed with appropriate governmental authorities, evidencing that the CEI Name Change has occurred, and (b) certificates evidencing one-hundred percent (100%) of the issued and outstanding capital stock of Patina San Juan, Incorporated of every class (which certificates shall be accompanied by duly executed blank stock powers).

Section 4. Borrowing Base, Total Commitment and Required Reserve Value. Effective as of October 1, 2003, (a) the Borrowing Base shall be affirmed at $500,000,000 and shall remain at $500,000,000 until the next Determination thereafter, (b) the Total Commitment shall be increased to $500,000,000, and (c) the Required Reserve Value shall be affirmed at $625,000,000. Borrower and Banks agree that the Determination provided for in this Section 4

(1) shall be in lieu of the Periodic Determination scheduled to occur on November 1, 2003, such that the first Periodic Determination following the Determination provided for in this Section 4 shall occur on May 1, 2004, and (2) shall not be construed or deemed to be a Special Determination for purposes of Section 5.3 of the Credit Agreement.

Section 5. Conditions Precedent. The amendments contained in Section 1 hereof, the consent contained in Section 2 hereof, and the consent and waiver contained in Section 3 hereof, are subject to the satisfaction of each of the following conditions precedent on or before the Effective Date (and, with respect to the CEI Name Change, the conditions set forth in Section 3 hereof on or before the dates set forth therein, as applicable):

5.1 Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank:

(a) a Note, payable to the order of each Bank whose Commitment Percentage is changed in connection with the Increase in the Total Commitment described in Section 4(b) of this Second Amendment, in the amount of such Bank’s Commitment as reflected on Schedule 2.1 hereto;

(b) a Restricted Subsidiary Guarantee duly executed by CEI;

(c) a Restricted Subsidiary Pledge Agreement duly executed by Borrower together with certificates evidencing one hundred percent (100%) of the issued and outstanding capital stock of CEI of every class (which certificates shall be accompanied by duly executed blank stock powers);

(d) Administrative Agent shall have received such Mortgages, in form and substance acceptable to Administrative Agent, duly executed by Borrower and CEI (as applicable), and all financing statements, necessary or appropriate to grant, evidence and perfect first priority Liens in favor of Administrative Agent, for the ratable benefit of Banks, on the Assets (as defined in the Cordillera Acquisition Agreement, and hereinafter defined as the “Cordillera Assets”) to secure the Obligations;

(e) Administrative Agent shall have received fully executed Amendments for Increased or New Commitments increasing the Total Commitment as set forth in Section 4(b) hereof, duly executed by Borrower, Administrative Agent and each Bank whose Commitment is increased in connection with such Increase of the Total Commitment, which such revised Commitments and Total Commitment are set forth on Schedule 2.1 hereto;

(f) opinions of (1) Roberts & Strother, P.C., special New Mexico counsel to Administrative Agent, and (2) Gable & Gotwals, special Oklahoma counsel to Administrative Agent, each favorably opining to such matters as Administrative Agent and Banks shall request;

(g) evidence satisfactory to Administrative Agent that the Liens in favor of Bank One, NA, as administrative agent (“CEP Agent”) under that certain Credit Agreement dated as of November 30, 2000 (as amended, the “CEP Credit Agreement”) among CEP

Agent, CEP, as borrower thereunder, and the financial institutions party thereto, encumbering the Cordillera Assets have been released;

(h) such UCC-11 search reports as Administrative Agent shall require, prepared as of a date not more than twenty (20) days prior to the Effective Date, conducted in such jurisdictions and reflecting such names as Administrative Agent shall request;

(i) such resolutions, certificates and other documents relating to the existence of CEI, the corporate authority for the execution, delivery and performance of the documents described in subclauses (a), (b), (c) and (d) above, and certain other matters relevant thereto, in form and substance satisfactory to Administrative Agent; and

(j) a true, correct and complete copy of the Cordillera Acquisition Agreement, together with all material agreements, certificates, documents and instruments executed and delivered by, between or among Borrower, CEP and/or CEI pursuant to the Cordillera Acquisition Agreement or in connection with the Cordillera Acquisition.

5.2 Title Review. As a condition precedent to the effectiveness of this Second Amendment, Administrative Agent or its counsel shall have completed a review satisfactory to Administrative Agent of title to the oil and gas properties (a) acquired by Borrower pursuant to the Cordillera Acquisition and (b) owned by CEI, and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 8.9 of the Credit Agreement are inaccurate in any respect.

5.3 Cordillera Acquisition. Subject only to the disbursement and application of a Borrowing, the Cordillera Acquisition shall have occurred (or Administrative Agent shall be satisfied that such transaction will occur simultaneously therewith).

5.4 No Default. After giving effect to the consent contained in Section 2 hereof, no Default or Event of Default shall have occurred which is continuing.

5.5 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Second Amendment, the Cordillera Acquisition Agreement, the Cordillera Acquisition and the transactions contemplated hereby.

5.6 Fees. Borrower shall have paid to (a) Administrative Agent for the benefit of each Bank whose Commitment is increased pursuant to this Second Amendment a fee in the amount of $500,000.00, which fee shall be distributed ratably among such Banks based on the percentage of the Increase that is allocated to each such Bank’s Commitment, and (b) Administrative Agent and its Affiliates such other fees as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between Borrower and Administrative Agent or any of its Affiliates in connection with the Credit Agreement, this Second Amendment and the transactions contemplated hereby.

Section 6. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

6.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments and consent set forth herein.

6.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Second Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

6.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6.4 No Default or Event of Default. After giving effect to the amendments and consent set forth herein, no Default or Event of Default has occurred which is continuing.

6.5 Minimum Value. After the consummation of the Cordillera Acquisition and after giving effect to the amendments set forth herein, Borrower will be in compliance with Section 3.10(b)(vi) of the Credit Agreement.

Section 7. Miscellaneous.

7.1 Restricted Subsidiary. Borrower hereby designates CEI as a Restricted Subsidiary.

7.2 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

7.3 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

7.5 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Borrower and Banks have executed a counterpart. Facsimiles shall be effective as originals.

7.6 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

7.7 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

BORROWER: PATINA OIL & GAS CORPORATION, a Delaware corporation

By:	/s/ DAVID J. KORNDER

David J. Kornder, Executive Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

ADMINISTRATIVE AGENT: BANK ONE, NA, as Administrative Agent

By:	/s/ J. SCOTT FOWLER

J. Scott Fowler, Director, Capital Markets

BANKS: BANK ONE, NA

By:	/s/ J. SCOTT FOWLER

J. Scott Fowler, Director, Capital Markets

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ PHILIP TRINDER

Name:	Philip Trinder
Title:	Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

WELLS FARGO BANK, N.A.

By:	/s/ TODD STORNETTA

Name:	Todd Stornetta
Title:	Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

BANK OF AMERICA, N.A.

By:	/s/ RICHARD L. STEIN

Name:	Richard L. Stein
Title:	Principal

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ PHILIPPE SOUSTRA

Name:	Philippe Soustra
Title:	Executive Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

COMERICA BANK

By:	/s/ THOMAS G. RAJAN

Name:	Thomas G. Rajan
Title:	Vice President – Texas Division

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

BANK OF OKLAHOMA, N.A.

By:	/s/ MICHAEL M. LOGAN

Name:	Michael M. Logan
Title:	Senior Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

BANK OF SCOTLAND

By:	/s/ JOSEPH FRATUS

Name:	Joseph Fratus
Title:	First Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

BNP PARIBAS

By:	/s/ BETSY JOCHER

Name:	Betsy Jocher
Title:	Vice President

By:	/s/ POLLY SCHOTT
Name:	Polly Schott
Title:	Vice President

[Signature Page]

SIGNATURE PAGE TO

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BY AND AMONG PATINA OIL & GAS CORPORATION,

AS BORROWER, BANK ONE, NA, AS ADMINISTRATIVE AGENT,

AND BANKS PARTY THERETO

COMPASS BANK

By:	/s/ JOHN M. FALBO

Name:	John M. Falbo
Title:	Senior Vice President

[Signature Page]

SCHEDULE 2.1

FINANCIAL INSTITUTIONS

Banks	Total Commitment Amount	Commitment Percentage
Bank One, NA	$59,000,000	11.8000000000%
Wachovia Bank, National Association	$59,000,000	11.8000000000%
Wells Fargo Bank, N.A.	$59,000,000	11.8000000000%
Bank of America, N.A.	$59,000,000	11.8000000000%
Credit Lyonnais New York Branch	$59,000,000	11.8000000000%
Comerica Bank	$50,000,000	10.0000000000%
Bank of Scotland	$50,000,000	10.0000000000%
BNP Paribas	$50,000,000	10.0000000000%
Bank of Oklahoma, N.A.	$30,000,000	6.0000000000%
Compass Bank	$25,000,000	5.0000000000%
Totals:	$500,000,000	100%

Banks	Domestic Lending Office	Eurodollar Lending Office	Address for Notice
Bank One, NA	One Bank One Plaza Mail Code IL1-0634 Chicago, Illinois 60670 Attn: Ken Fecko Tel No. (312) 732-4616 Fax No. (312) 732-4840	One Bank One Plaza Mail Code IL1-0634 Chicago, Illinois 60670 Attn: Ken Fecko Tel No. (312) 732-4616 Fax No. (312) 732-4840	1717 Main Street 4th Floor, Mail Code TX1-2448 Dallas, Texas 75201 Attn: J. Scott Fowler Tel No. (214) 290-2162 Fax No. (214) 290-2332

Wachovia Bank, National Association	1001 Fannin Suite 2255 Houston, Texas 77002 Attn: Debbie Blank Tel. No. (713) 346-2727 Fax No. (713) 650-6354	1001 Fannin Suite 2255 Houston, Texas 77002 Attn: Debbie Blank Tel. No. (713) 346-2727 Fax No. (713) 650-6354	1001 Fannin Suite 2255 Houston, Texas 77002 Attn: Philip Trinder Tel. No. (713) 346-2707 Fax No. (713) 650-6354

Wells Fargo Bank, N.A.	1740 Broadway MAC# C7300-034 Denver, Colorado 80274 Attn: Bret Eubank Tel. No. (303) 863-5941 Fax No. (303) 863-2729	1740 Broadway MAC# C7300-034 Denver, Colorado 80274 Attn: Bret Eubank Tel. No. (303) 863-5941 Fax No. (303) 863-2729	1740 Broadway MAC# C7300-034 Denver, Colorado 80274 Attn: Todd Stornetta Tel. No. (303) 863-5653 Fax No. (303) 863-5196

Bank of America, N.A.	901 Main Street 14th Floor Dallas, Texas 75202 Attn: Karen Dumond Tel. No. (214) 209-0539 Fax No. (214) 290-9445	901 Main Street 14th Floor Dallas, Texas 75202 Attn: Karen Dumond Tel. No. (214) 209-0539 Fax No. (214) 290-9445	700 Louisiana Street 8th Floor Houston, Texas 77002 Attn: Richard Stein Tel. No. (713) 247-7258 Fax No. (713) 247-7288

Credit Lyonnais New York Branch	1301 Avenue of the Americas New York, New York 10019 Attn: David Gener Tel. No. (212) 261-7747 Fax No. (917) 849-5440	1301 Avenue of the Americas New York, New York 10019 Attn: David Gener Tel. No. (212) 261-7747 Fax No. (917) 849-5440	1000 Louisiana Suite 5360 Houston, Texas 77002 Attn: John Grandstaff Tel. No. (713) 890-8617 Fax No. (713) 890-8668

S-2.1-1

Comerica Bank	39200 West 6 Mile Road Lavonia, Michigan 48152 Attn: Anna Cheney Tel. No. (734) 632-3052 Fax No. (734) 632-2840	39200 West 6 Mile Road Lavonia, Michigan 48152 Attn: Anna Cheney Tel. No. (734) 632-3052 Fax No. (734) 632-2840	1601 Elm Street 2nd Floor MC 6593 Dallas, Texas 75201 Attn: Thomas G. Rajan Tel. No. (214) 969-6565 Fax No. (214) 969-6561

Bank of Scotland	565 Fifth Avenue 5th Floor New York, New York 10017 Attn: Karen Workman Tel. No. (212) 450-0800 Fax No. (212) 557-9460	565 Fifth Avenue 5th Floor New York, New York 10017 Attn: Karen Workman Tel. No. (212) 450-0800 Fax No. (212) 557-9460	1021 Main Street Suite 1370 Houston, Texas 77002 Attn: Richard Butler Tel. No. (713) 650-0609 Fax No. (713) 651-9714

BNP Paribas	919 Third Avenue New York, New York 10022 Attn: Peter Medina Tel. No. (212) 471-6631 Fax No. (212) 841-2683	919 Third Avenue New York, New York 10022 Attn: Peter Medina Tel. No. (212) 471-6631 Fax No. (212) 841-2683	1200 Smith Street Suite 3100 Houston, Texas 77002 Attn: David Dodd Tel. No. (713) 982-1100 Fax No. (713) 659-6915

Bank of Oklahoma, N.A.	One Williams Center 8th Floor Tulsa, Oklahoma 74192 Attn: Rhonda Swanson Tel. No. (918) 588-6351 Fax No. (918) 588-6880	One Williams Center 8th Floor Tulsa, Oklahoma 74192 Attn: Rhonda Swanson Tel. No. (918) 588-6351 Fax No. (918) 588-6880	1625 Broadway Suite 1570 Denver, Colorado 80202 Attn: Michael M. Logan Tel. No. (303) 534-9462 Fax No. (303) 534-9499

Compass Bank	24 Greenway Plaza Suite 1400A Houston, Texas 77046 Attn: Stacey R. Box Tel. No. (713) 993-8580 Fax No. (713) 968-8292	24 Greenway Plaza Suite 1400A Houston, Texas 77046 Attn: Stacey R. Box Tel. No. (713) 993-8580 Fax No. (713) 968-8292	24 Greenway Plaza Suite 1400A Houston, Texas 77046 Attn: John Falbo Tel. No. (713) 993-8511 Fax No. (713) 968-8292

Administrative Agent–Address:

Bank One, NA 1717 Main Street

4th Floor

Mail Code TX1-2448

Dallas,

Texas 75201

Attn: J. Scott Fowler

Tel No. (214) 290-2162

Fax No. (214) 290-2332

S-2.1-2

SCHEDULE 8.15

SUBSIDIARIES

Name and State of Incorporation	Qualified Jurisdictions	Issued and Outstanding Stock and Holder	Options, Warrants, etc.
SOCO Wattenberg Corporation Delaware	Colorado	1,000 Common Patina Oil & Gas Corporation	None
Patina BNR Corporation Delaware	Oklahoma Texas	1,000 Common Patina Oil & Gas Corporation	None
Patina Oklahoma Corp. Delaware	Oklahoma Texas	1,000 Common Patina Oil & Gas Corporation	None
Patina Well Services, Inc. Colorado	Colorado	100 Patina Oil & Gas Corporation	None
Cordillera Energy, Inc. (to be renamed Patina San Juan, Incorporated) Colorado	Colorado [New Mexico] [Oklahoma]	_____ Patina Oil & Gas Corporation	None

S-8.15-1